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                                                                   EXHIBIT 10.23



                  COLLABORATIVE RESEARCH AND LICENSE AGREEMENT

                                     BETWEEN

                                 COMBICHEM, INC.

                                       AND

                           ATHENA NEUROSCIENCES, INC.


                                OCTOBER 15, 1997



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                  COLLABORATIVE RESEARCH AND LICENSE AGREEMENT


            THIS COLLABORATIVE RESEARCH AND LICENSE AGREEMENT (the
"Agreement") is entered into and made effective as of October 15, 1997 (the "Effective Date"), by and between COMBICHEM, INC., a Delaware corporation having its principal offices at 9050 Camino Santa Fe, San Diego, California 92121 ("CombiChem") and ATHENA NEUROSCIENCES, INC., a Delaware corporation and a wholly-owned subsidiary of Elan Corporation, plc ("Elan"), having its principal offices located at 800 Gateway Boulevard, South San Francisco, California 94080 ("Athena").

            WHEREAS, CombiChem has developed and owns certain drug discovery technology and intellectual property rights, including chemical library design software, multi-parallel synthesis and purification methods, chemical libraries suitable for high throughput biological screening assays and medicinal chemistry (collectively, "CombiChem Technology");

            WHEREAS, as of the Effective Date, Elan, Athena and their Affiliates have developed and own certain drug discovery and intellectual property rights, including certain assays, methods and know how regarding the *** among other things (collectively "Athena Technology");

            WHEREAS, Athena desires to utilize CombiChem Technology for its drug discovery activities under Athena know-how concerning the identification and characterization of novel small molecule inhibitors for development as therapeutics for treatment of central nervous system conditions in humans;

            WHEREAS, the parties wish to collaborate in a Research Program against Target(s) ("Collaboration");

            WHEREAS, during the Research Period and for purposes of the Collaboration, the Parties intend to focus on up to six (6) Collaboration Targets;

            NOW, THEREFORE, the Parties agree as follows:

            1.    DEFINITIONS

            1.1 "Abandoned Target" shall have the meaning given in Section 4.1.

            1.2 "Abandoned Compound" shall have the meaning given in Section
4.1.

            1.3   "Active Compound(s)" means a compound (or compounds) which

                  (a)   (i)   is selected by *** under the Research Program
                              from Collaboration Compounds under Section 4.2, or


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                        (ii)  is a Derivative of a Collaboration Compound which
                              is so by   ***    and

                  (b)   shows In Vitro Activity.

            1.4 "Affiliate" of a Party means any corporation or other business entity controlled by, controlling or under common control with, such Party. For this purpose "control" shall mean direct or indirect beneficial ownership of more than fifty percent (50%) of the voting securities or income interest in such corporation or other business, or if not meeting the preceding requirements, any company owned or controlled by or owning or controlling such Party at the maximum control or ownership right permitted in the country where such company exists.

            1.5 "Athena Compound" means a chemical compound that is proprietary to Athena or whose use or manufacture is proprietary to Athena or its Affiliates.

            1.6 "Athena Technology" shall have the meaning set forth in the preamble of this Agreement.

            1.7   "Collaboration" has the meaning set forth in the preamble.

            1.8 "Collaboration Compound(s)" means a compound (or compounds) which (a) is synthesized following the Effective Date for screening against a Collaboration Target under the Research Program, (b) is a pre-existing or hereafter acquired CombiChem compound which CombiChem desires to designate as a Collaboration Compound, or (iii) is a pre-existing or hereafter acquired Athena compound which Athena desires to designate as a Collaboration Compound.

            1.9 "Collaboration Library" means a library synthesized under the direction of the RMC, containing compounds designed to provide information regarding activity against a specific Collaboration Target.

            1.10 "Collaboration Target(s)" means either an Initial Target or an Optional Target.

            1.11 "CombiChem Compound" means a chemical compound that is proprietary to CombiChem, or whose use or manufacture is proprietary to CombiChem.

            1.12 "CombiChem Technology" has the meaning set forth in the preamble.

            1.13  "Confidential Information" includes, but is not limited to,

                  (a) all information and materials received by either Party from the other Party pursuant to this Agreement which is confidential under Article 11;


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                  (b)   all information and materials by either Party arising
                        out of the Collaboration during the Research Period;

                  (c) all Daughter Libraries, excluding Inactive Compounds and Returned Compounds; and

                  (d) the financial terms of this Agreement.

            1.14 "Daughter Libraries" shall mean the compound libraries which are designed and synthesized as a part of the Collaboration.

            1.15 "Derivative" shall mean a compound (or compounds) which has resulted from subsequent chemical synthesis to generate an Active Compound or Development Compound in support of the Research Program.

            1.16 "Development Compound(s)" means a compound ( or compounds) which

                  (a) (i) is an Active Compound or (ii) is a Derivative of an Active Compound; and

                  (b) is determined by *** to be appropriate for preclinical studies for the purpose of IND filing by Athena.

            1.17 "Due Diligence" means the use of by a Party of its or its Affiliates' resources in a manner which is consistent with the exercise of reasonable and prudent scientific and business judgment as applied to other programs of Athena or CombiChem, as the case may be, targeting products aimed at markets or patient groups of similar sizes and of similar scientific and commercial potential. With respect to any Development Compound, ***
                                      ***
                                      ***
                                      ***
               *** . For purposes of this Agreement, failure to exercise Due Diligence by any Party shall be established if such Party receives written notice describing such failure and does not cure such failure within ninety (90) days of the receipt of such notice.

            1.18  "Exclusivity Period" means the Research Period       ***

            1.19 "Field" means all therapeutic and diagnostic indications in humans for any target against which an Active Compound, Development Compound or Products may be directed.

            1.20 "First Commercial Sale" of a Product shall mean the first sale for use or consumption of such Product in a country after required marketing and pricing approval has been granted by the governing health regulatory authority of such country. Sale to an Affiliate shall not constitute a First Commercial Sale unless the Affiliate is the end user of the Product.


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            1.21  "FTE" shall mean a full-time equivalent employee of CombiChem.
For of this Agreement, the FTEs shall include                     ***
               ***

            1.22 "Inactive Compound(s)" means a Collaboration Compound(s) which does not have the In Vitro Activity required for an Active Compound.

            1.23 "In Vitro Activity" shall mean the observation of *** in assays as described by Athena in the Research Plan for each Collaboration Target.

            1.24 "Initial Target" shall have the meaning set forth in Section
3.1 hereof.

            1.25 "Net Sales" means the gross sales invoiced by Athena or its Affiliates for Products to non-Affiliated Third Parties (and to Affiliates who are the end users of such Products) less actual deductions or returns (including withdrawals and recalls), rebates (price reductions, including formulary or Medicaid and similar types of rebates, e.g. chargebacks), cash, trade or volume (quantity) discounts, discounts granted at the time of invoicing, the cost of transport, insurance, delivery, sales taxes and use, tariff, excise or other taxes (other than income taxes) directly linked to and included in the gross sales amount as computed on a product-by-product basis for the countries concerned, whereby the amount of such sales in foreign currencies is converted into United States dollars at the exchange rate of the last business day for each calendar month as reported in The Wall Street Journal.

            1.26                    ***
     ***            .

            1.27 "Patent" means (a) valid and enforceable Letters Patent, and any non-U.S. equivalent, including any extension (including Supplemental Protection Certificates), registration, confirmation, reissue, continuation, divisionals, continuation-in-part, reexamination or renewal thereof, or (b) pending applications for any of the foregoing, whether filed or issued before or after the Effective Date of this Agreement.

            1.28 "Party" means CombiChem or Athena, as the case may be, including their respective Affiliates, permitted successors and assigns.

            1.29 "Product(s)" means any product containing an Active Compound or Development Compound with such compound as the active ingredient and which is granted regulatory approval by the governing health regulatory authority of the applicable country for marketing in the Field.

            1.30 "Project Team" shall have the meaning set forth in Section 2.1(c).

            1.31 "Proposed Targets" shall have the meaning given in Section 3.1.

            1.32                      ***


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                                      ***
                                      ***.


            1.33 "Research Management Committee" or "RMC" has the meaning set forth in Article 6 below.

            1.34 "Research Period" means the initial term of the Collaboration commencing on the Effective Date and *** unless earlier terminated, which can be extended in accordance with Section 7.1 below.

            1.35 "Research Plan" means the research plan to be agreed in writing between the Parties, which describes the research activities to be performed for each Collaboration Target.

            1.36 "Research Program" means the research to be conducted for the Collaboration including, without limitation, the activities described in the Research Plan and set forth in Sections 2.1 and 2.2 of this Agreement.

            1.37 "Returned Compound" shall have the meaning set forth in Section 9.2.

            1.38 "Royalty Term" means, in the case of any Product, in any country, the period of time commencing on the First Commercial Sale and ending upon the later of ***
   *** from the date of First Commercial Sale in such country; or (b) the expiration of the last-to-expire Patent resulting from the Research Program filed in the Field during the Exclusivity Period with claims covering that Product in the relevant country.

            1.39 "Target" means a biomolecular entity that a small molecule is synthesized against wherein the small molecule demonstrates relevant activity.

            1.40  "Territory" means the entire world.

            1.41 "Third Party" means an entity other than CombiChem or Athena or their respective Affiliates.

            1.42 "UIL" means CombiChem's proprietary Universal Informer Library(TM).

            2.    RESEARCH COLLABORATION

            2.1 CombiChem Responsibilities. CombiChem shall with Due Diligence provide the following resources to Athena and conduct the following activities under the Research Program and as more fully described in the Research Plan:

                  (a) During the Research Period, CombiChem shall (i) review data and information regarding the Collaboration Targets provided by Athena; (ii) based on such data and information and using the


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                        CombiChem Technology, design Daughter Libraries; and
                        (iii) supply all lead chemistries and synthesize compounds as provided in Section 5.4 below.

                  (b) During the Research Period, CombiChem shall keep Athena informed of its activities performed in connection with the Collaboration, including, without limitation, providing Athena with data and information (and, upon Athena's request, reasonable quantities of samples pursuant to Section 5.4) regarding the status of all Collaboration Compounds prior to the meetings of the Research Management Committee.

                  (c) Subject to Section 2.3, Article 3 and Section 8.3, and at all times during the Research Period, ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                       ***.

            2.2 Athena Responsibilities. Athena shall with Due Diligence provide the following resources to CombiChem and conduct the following activities under the Research Program as more fully described in the Research Plan:

                  (a) Athena shall provide CombiChem with funding for the Collaboration as set forth in Article 8, provide screening, biological and structural data and information (including leads and/or screening hits and assay methods relating to Collaboration Compounds) to CombiChem with respect to the Collaboration necessary for CombiChem to perform its duties under this Agreement, and will assume scientific, financial and administrative responsibility for screening and biological support activities, drug development and regulatory filings during and after the term of the Collaboration on the terms set forth below. ***
                                         ***
                                         ***.

                  (b) During the Research Period, Athena shall provide CombiChem with data and information regarding Collaboration Compounds and the Collaboration Target assays developed by Athena under the Research Program prior to the meetings of the Research Management Committee.


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                  (c)   During the Exclusivity Period, Athena shall        ***
                                      ***
                                       ***.

                  (d) During the Exclusivity Period, with respect to any Collaboration Target against which an Active Compound has designated by the RMC, Athena shall (i) *** (ii) endeavor to determine Development Compounds, and (iii) endeavor to develop Products. ***
                                      ***
                                       ***.

                  (e) Following the first IND filing through First Commercial Sale, Athena shall provide CombiChem with an annual report summarizing Athena's activities in developing Development Compounds.

            2.3 Conduct of Research Program. The Parties hereby agree that the Research Programs shall be carried out in accordance with the Research Plan, as amended from time to time. The Research Management Committee shall review the Research Plan on an ongoing basis and may make changes to the Research Plan so long as such changes are mutually agreed to by CombiChem and Athena. ***
                                      ***
                                      ***
                                      ***

                                      ***
                                      ***
                                      ***
                                      ***
                                       ***.

            2.4 Third Party Licenses. Each Party shall be solely responsible for any Third Party license fees required to perform its obligations under this Agreement.

            3.    TARGETS

            3.1                       ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                       ***.


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            3.2                       ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                       ***.

            4.    EXCLUSIVITY

            4.1 Collaboration Target Exclusivity. Prior to designating a Collaboration Target for an active Research Program under Article 3, and thereafter so long as ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                  ***.

            4.2 Active Compounds. Following the designation of any Collaboration Compound as an Active Compound, such Active Compound shall be exclusively available to Athena for research or application to any Target, within or outside the Collaboration, during the
    *** and CombiChem shall not knowingly work on or knowingly provide information regarding such Active Compound to any Third Party, except to reject and take any steps necessary to protect Athena's exclusivity hereunder. Following the expiration of the *** *** Active Compounds for that Target ***
         ***                     shall be deemed to be Inactive Compounds for
all purposes ; provided, that any Active Compound which is                ***
                                      ***


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                                      ***
                                      ***
                                       ***.

            4.3 Inactive and Returned Compounds. Any Inactive Compounds and Returned Compounds shall be *** *** following the designation of a Collaboration Compound as an Inactive Compound or Returned Compound.

            4.4 Duration of Exclusivity for Collaboration Targets. Notwithstanding any other provision of this Agreement, ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***.


            4.5                       ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                       ***.

                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                       ***.

                                      ***
                                      ***
                                      ***


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                                      ***
                                      ***
                                       ***.


            4.6 Survival. This Article 4 shall survive termination or expiration of this.

            5.    COLLABORATION COMPOUNDS

            5.1 Pre-Existing Compounds. Neither Party shall have any rights to any pre-existing compound of the other Party unless and until such compound is designated as a Collaboration Compound by such Party. Additionally, CombiChem may decline (after informing Athena) to synthesize a particular compound or library of compounds by reason of existing Patents or contractual obligations.

            5.2                       ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                       ***.

            5.3 Structural Information. Neither Party shall disclose the structure of any Active Compound to any Third Party without the other Party's written permission, unless required to do so by law, in which case such Party shall promptly notify the other Party of such required disclosure. If a subpoena or other legal process concerning the same is served upon either Party,


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the other Party shall cooperate with the Party served in any effort to contest the validity of such subpoena or other legal process.

            5.4 Supply of Collaboration Compounds. Aliquots of at least *** milligrams of any Collaboration Compound that has been synthesized will be prepared and given to Athena. CombiChem shall replenish that amount upon Athena's reasonable request. CombiChem shall maintain aliquots of any Collaboration Compound that has been synthesized by CombiChem. CombiChem shall also provide Athena with additional requirements of samples at CombiChem's cost.

            6.    RESEARCH MANAGEMENT COMMITTEE

            The design, review and conduct of the Research Program will be coordinated by the Research Management Committee, which will meet regularly on a mutually-agreeable schedule. Each Party shall bear its own expenses related to such meetings. The Research Management Committee may establish and amend or revise the Research Plan as reasonable and necessary to reflect the scientific progress and work performed under the Research Program, such amendments to be mutually agreed to in writing by Athena and CombiChem. The Research Management Committee will consist of an equal number of members from Athena and CombiChem and will include appropriate representatives from Athena and CombiChem as mutually agreed. The co-chairs of the Research Management Committee will initially be the Vice President, Chemistry of CombiChem and the Vice President, Research of Athena and subsequently may change as each Party determines for its co-chair. Decisions of the Research Management Committee shall be by consensus.
***
                                      ***
                                      ***
                                      ***
                                      ***
                                       ***.

            7.    RESEARCH PERIOD; TERMINATION OF RESEARCH PROGRAM

            7.1 Research Period: Option to Extend the Research Period. The initial term of the Collaboration shall be *** subject to extension upon mutual agreement. To extend the Research Period, Athena must notify CombiChem no later than ninety (90) days prior to the then-current expiration date and the Parties shall negotiate in good faith the terms and conditions of any such extension.

            7.2 Termination of Research Program Upon Breach. The Research Program and/or this Agreement may be terminated by a Party for the material breach by the other Party as provided by Section 10.2.

            7.3 Termination by Athena. Athena may terminate this Agreement effective at any time after *** in its sole discretion, upon ninety (90) days' prior written notice. Athena may also terminate any part of the Research Program directed at one or


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more of the Collaboration Targets, also upon ninety (90) days' prior written notice, at any time during the Collaboration, in which case the RMC shall reallocate the FTEs affected to any of the other Collaboration Targets.

            8.    CONSIDERATION

            8.1                       ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                       ***.

            8.2 Equity Purchase. *** an Affiliate of Athena, shall purchase shares of Common Stock of CombiChem pursuant to the terms of that certain Common Stock Purchase Agreement, dated as of the Effective Date, by and between CombiChem and EIS (the "Stock Purchase Agreement").

            8.3   Program Funding.

                  (a)                 ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                       ***.

                  (b) Expansion of Project Team. Athena may request that CombiChem expand its Project Team during the Research Period in order to accelerate work on Collaboration Targets and/or to add Optional Targets. In such event, the RMC shall promptly confer as to the appropriate number of FTEs to be added to the Project Team, at a cost to Athena of U.S. *** per FTE to be paid as specified in Section 8.3(a).


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            8.4 Milestone Payments. Within thirty (30) days of the occurrence of a development milestone triggered by the activities of Athena or its Affiliates as shown on Appendix A, Athena shall pay CombiChem the related milestone payment in U.S. dollars as set forth on Appendix A. Such payments shall apply to any milestone reached by an Active Compound, Development Compound or Product, whether the Target is within or outside the Collaboration.

            8.5 Royalties. During the Royalty Term, Athena will pay CombiChem a *** of Net Sales of Products sold by Athena or its Affiliates in all countries in the Territory. Each payment of royalties shall be accompanied by a report of Net Sales of Products in sufficient detail to permit confirmation of the accuracy of the royalty payment made.


            8.6 Manner and Place of Payment. Royalty payments and reports for Net Sales of Products shall be calculated in local currencies and reported for each calendar quarter. All royalty payments owed under this Agreement shall be made by wire transfer to the bank account to be designated by CombiChem within sixty (60) days following the end of each such calendar quarter.

            8.7 Records and Audit. During the term of this Agreement and for a period of three (3) years thereafter, Athena shall keep complete and accurate records pertaining to the sale or other disposition of Products in sufficient detail to permit CombiChem to confirm the accuracy of all payments due hereunder. CombiChem shall have the right to cause an independent certified public accounting firm reasonably acceptable to Athena to audit such records to confirm Athena's Net Sales for the preceding year. Any information obtained during such audit shall be treated as Confidential Information. Such audits may be exercised after reasonable notice during normal business hours of Athena no more than once each year. CombiChem shall bear the full cost of such audit unless such audit discloses a deficiency of the
        *** from the amount of the Net Sales reported by Athena for such audited period. In such case, Athena shall bear the reasonable cost of such audit.

            8.8 Taxes. All income and other taxes levied on account of the royalties and other payments accruing to CombiChem under this Agreement shall be paid by CombiChem, including taxes levied thereon as income to CombiChem. If provision is made in law or regulation for withholding, such tax shall be deducted from the royalty or other payment made by Athena to the proper taxing authority and a receipt of payment of the tax secured and promptly delivered to CombiChem. Each Party agrees to assist the other Party reasonably in claiming exemption from such deductions or withholdings under any double taxation or similar agreement or treaty from time to time in force.

            9.    LICENSE GRANTS; OUTLICENSE

            9.1 CombiChem License Grant to Athena. Subject to the terms and conditions of this Agreement, CombiChem hereby grants to Athena an exclusive, royalty-free, worldwide license, with the right to sublicense to use such CombiChem Technology as is necessary to make,


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have made, use, have used, sell, have sold, import and export Collaboration
Compounds or Products in the Territory. Such license shall remain exclusive (including as to CombiChem) in relation to each Active Compound, Development Compound and/or Product so long as Athena or its licensee continues to develop and commercialize such Active Compound, Development Compound and/or Product against a Collaboration Target with Due Diligence.

            9.2 Athena License Grant to CombiChem. Subject to Article 4 and following the failure of Athena or its licensee to develop and commercialize with Due Diligence an Active Compound, a Development Compound or Product, as the case may be (collectively, and together with all Abandoned Compounds, "Returned Compounds"), Athena shall grant to CombiChem a non-exclusive, royalty-free license, with the right to sublicense, under those Athena Patents and know-how which are resulting from the Research Program and related exclusively to the Returned Compound, to make, have made, use, have used, sell, have sold, import and export such Returned Compound in the Territory.

            9.3 Athena Outlicense. Athena shall have the right to transfer, assign or to a Third Party the Products or Patents covering the Products,
subject to right to receive                                ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                       ***.
All Payments shall be made to CombiChem by wire transfer to such bank account designated by CombiChem within five (5) business days after receipt by Athena or its Affiliates of such Payments from the Third Party. As an express condition of any such outlicense, any such licensee shall be required to agree in writing to be bound by due diligence, royalty reporting and recordkeeping and inspection provisions no less stringent than those contained in this Agreement. In addition, CombiChem shall have the right to receive all audit reports relating to sales of Products of Athena's licensees, and to cause Athena or its Affiliates or successors to have an independent certified public accounting firm (reasonably acceptable to Athena) audit such licensee's records on the same terms as those specified in Section 8.6. Failure of such licensee to make any milestone or royalty payment in respect of such Product shall not relieve Athena of its obligations to make royalty and milestone payments to CombiChem hereunder.

            9.4 Rights to Inactive Compounds. Except for any Athena Compounds (which remain proprietary to Athena), each of Athena and, subject to Athena's Patent rights, CombiChem shall have rights to make, have made, use, have used, sell, have sold, import and export Inactive Compounds or products containing Inactive Compounds. ***
                                      ***
                                      ***
                                      ***
                                      ***
                                       ***.


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            10.   TERM AND TERMINATION OF THE AGREEMENT

            10.1 Term. The term of this Agreement shall commence upon the Effective Date of this Agreement, and unless earlier terminated as provided in this Agreement, shall expire on
          ***          .

            10.2 Termination by Athena or CombiChem. If either Party materially breaches this Agreement and fails to remedy that breach within ninety (90) days of receiving written notice thereof from the other Party, or enters into any arrangement of composition with its creditors or goes into liquidation, insolvency, bankruptcy, receivership or reorganization proceedings, whether voluntarily or compulsorily which is not dismissed within ninety (90) days, then the other Party may at any time, by notice in writing or by telefax, terminate this Agreement. Within sixty (60) days following termination for any Research Program and/or research related to any Target under this Agreement, the RMC shall prepare a detailed, final written report to each Party, and provide any remaining supply of compounds in synthesis to date, for each Target or Research Program being terminated.

            10.3 After Termination. Any termination of this Agreement or the Research Program shall be without prejudice to the accrued rights of either Party prior to the termination. In case of termination of this Agreement or the Research Program pursuant to Section 10.2 above, all royalty, milestone, Payment and confidentiality obligations set forth in Sections 8.1, 8.4, 8.5, 9.3, 9.4 and Articles 11 and 12 shall survive any such termination. Moreover, Athena shall not be entitled to any refund of any payments made to CombiChem hereunder upon the expiration of the term of this Agreement or earlier termination pursuant to this Article 10.

            10.4 Effect of Termination on Licensees. In the event or any termination of this Agreement pursuant to this Article 10 where such termination shall not have been caused by the action of inaction on the part of any respective licensee of Athena or CombiChem, or by any breach by such licensee of its obligations under its licensee from Athena or CombiChem, as appropriate, such termination of this Agreement shall be without prejudice to the rights of each non-breaching licensee and such licensee shall be deemed to be a direct licensee hereunder.

            11.   CONFIDENTIAL INFORMATION

            11.1 Nondisclosure. During the term of this Agreement and for a period of *** *** after termination thereof, each Party will maintain all Confidential Information in trust and confidence and will not disclose any Confidential Information to any third party or use any Confidential Information for any purpose except (i) as expressly authorized by this Agreement, (ii) as required by law or court order, after as much advance notice as is practical to the other Party, (iii) to its consultants, subcontractors or agents who need to know to accomplish the purposes of this Agreement and who are bound by equivalent written confidentiality obligations. Each Party may use the other Party's Confidential Information only to the extent required to accomplish the purposes of this Agreement. Each Party will use at least the same standard of care as it uses to protect proprietary or confidential information of its own to ensure that its


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                                       16

Affiliates, employees, agents, consultants and other representatives do not disclose or make any unauthorized use of the Confidential Information. Each Party will promptly notify the other upon discovery of any unauthorized use or disclosure of the Confidential Information.

            11.2 Exceptions. Confidential Information shall not include any information which the receiving Party can prove by competent evidence: (a) is now, or hereafter becomes, through no act or failure to act on the part of the receiving Party, generally known or available; (b) is known by the receiving Party at the time of receiving such information, as evidenced by its records;
(c) is hereafter disclosed to the receiving Party by a Third Party, as a matter of right and without restriction on disclosure; (d) is independently developed by the receiving Party without the aid, application or use of Confidential Information; or (e) is the subject of a written permission to disclose provided by the disclosing Party.

            12.   PUBLICATIONS AND PUBLIC STATEMENTS

            12.1 Publications. Without affecting obligations under Article 11 above, neither Party shall publish any information with respect to Collaboration Compounds or Development Compound during the Exclusivity Period without the prior written permission of the other Party. Such permission shall be approved or disapproved within thirty (30) days of written request for permission unless the other Party requests additional time (not to exceed ninety (90) days) for the purpose of protecting its intellectual property position. Such permission shall not be unreasonably withheld. The Party proposing to publish such information shall give the other Party ninety (90) days prior written notice and an opportunity to review such manuscript in order to determine the patentability of the information contained therein.

            12.2 Public Statements. Neither Party shall use the name of the other Party in any public statement, prospectus, annual report or press release or other public communication (collectively "Public Statements") without the prior written approval of the other Party, which may not be unreasonably withheld or delayed; provided, however, that both Parties shall endeavor in good faith to give the other Party a minimum of two (2) business days to review such Public Statements; provided, further, that, upon approval of any such Public Statement, both Parties may disclose to Third Parties the information contained in such Public Statement without the further approval of the other; and provided, further, that if a Party does not approve such Public Statement, either Party may still use the name of the other Party in any Public Statement without the prior written approval of the other Party, if such Party is advised by counsel that such disclosure is required to comply with applicable law.

            13.        ***

            13.1                    ***
                                    ***
                                    ***
                                    ***
                                    ***
                                    ***
                                    ***.


            13.2                    ***
                                    ***
                                    ***
                                    ***
                                    ***
                                    ***.

            13.3                    ***
                                    ***
                                    ***
                                    ***
                                    ***.


            14.   ASSIGNABILITY

            This Agreement may not be assigned by either Party without the prior written consent of the other Party, not to be unreasonably withheld; provided, however, that either Party may assign this Agreement, in whole or in part, to an Affiliate ***
                        ***                                  or to a successor
of a Party in connection with the merger, consolidation or sale of all or substantially all of such Party's assets or that portion of its business pertaining to the subject matter of this Agreement (and upon doing so will promptly notify the other Party in writing); provided that the assigning Party remains fully liable as obligated hereunder.

            15.   DISPUTE RESOLUTION PROCEDURES

            15.1 Senior Executives Discussions. If a decision on a matter regarding the management of the Research Program as provided herein is not reached by the RMC, the dispute will be resolved as set forth in Article 6 above. If a dispute arises between CombiChem and Athena with respect to matters other than the management of the Research Program, either during or after the Research Period, such dispute will be referred to the appropriate senior management in the area of the dispute. ***
                                      ***


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                                       18
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                                      ***
                                      ***
                                       ***.

            15.2 Binding Arbitration. If the parties have not been able to resolve the dispute as provided in Section 15.1 above, the dispute shall be finally settled by binding arbitration. Any arbitration hereunder shall be conducted under rules of the American Arbitration Association. The arbitration shall be conducted before three arbitrators chosen according to the following procedure: each of the parties shall appoint one arbitrator and the two so nominated shall choose the third. If the arbitrators chosen by the parties cannot agree on the choice of the third arbitrator within a period of thirty
(30) days after their appointment, then the third arbitrator shall be appointed by the Court of Arbitration of the American Arbitration Association. If CombiChem brings an arbitration action, such arbitration shall occur in San Francisco, California. If Athena brings an arbitration action, such arbitration shall occur in San Diego, California. The arbitrators shall have the authority to grant specific performance, and to allocate between the parties the costs of arbitration in such equitable manner as they determine. The arbitral award (i) shall be final and binding upon the parties; and (ii) may be entered in any court of competent jurisdiction.

            15.3 Injunctive Relief. Nothing contained in this Article 15 or any other provisions of this Agreement shall be construed to limit or preclude a Party from bringing any action in any court of competent jurisdiction for injunctive or other provisional relief to compel the other Party to comply with its obligations hereunder before or during the pendency of arbitration proceedings.

            16.   NOTICES

            Any notice required or permitted to be given hereunder shall be deemed sufficient if sent by facsimile letter or overnight courier, or delivered by hand to Athena or CombiChem at the respective addresses and facsimile numbers as set forth below or at such other address and facsimile number as either Party hereto may designate. If sent by facsimile letter, notice shall be deemed given when the transmission is completed if the sender has a confirmed transmission report. If a confirmed transmission report does not exist, then the notice will be deemed given when the notice is actually received by the person to whom it is sent. If delivered by overnight courier, notice shall be deemed given when it has been signed for. If delivered by hand, notice shall be deemed given when received.


      if to CombiChem, to:

                           CombiChem, Inc.
                           9050 Camino Santa Fe
                           San Diego, California 92121
                           Attention: President
                           Fax number: (619) 530-9998


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                                       19
          with a copy to:

                           Brobeck, Phleger & Harrison LLP
                           550 South Hope Street, 21st Floor
                           Los Angeles, California 90071
                           Attention: Laurie A. Allen, Esq.
                           Fax number: (213) 239-1324

      if to Athena, to:

                           Athena Neurosciences, Inc.
                           800 Gateway Boulevard
                           South San Francisco, California 94080
                           Attn:  General Counsel
                           Fax number:  (415) 875-3620

      17.   SURVIVAL

      The provisions of Sections 2.4, 5.1, 5.2, 5.3, 10.3, 10.4 and Articles 4, 8, 9, 11, 12, 13, 15, and this Article 17 shall survive termination of this Agreement in addition to those provisions which by their terms survive.

      18.   ADDITIONAL TERMS

      18.1 Entire Agreement. This Agreement and the Common Stock Purchase Agreement constitute the entire understanding between the Parties with respect to the subject matter hereto and supersedes and replaces all previous negotiations, understandings, representations, writings and contract provisions and rights relating hereof.

      18.2 Amendment; No Waiver. No provision of this Agreement may be amended, revoked or waived except by a writing signed and delivered by an authorized officer of each Party. Any waiver on the part of either Party of any breach or any fight or interest hereunder shall not imply the waiver of any subsequent breach or waiver of any other right or interest.

      18.3 Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, each of which shall remain in full force and effect.

      18.4 Headings. The descriptive headings are inserted for convenience of reference only and are not intended to be part of or to affect the meaning of or interpretation of this Agreement.

      18.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall be deemed to be one and the same instrument.

      18.6 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California, without regard to conflicts of laws principles.

      18.7 Further Assurances. At any time and from time to time after the Effective Date, the Parties shall each do, execute, acknowledge and deliver, and cause to be done, executed, acknowledged or delivered, all such further acts, transfers, conveyances, or assignments as may be reasonably required to carry out the transactions contemplated by this Agreement

      19.   REPRESENTATIONS AND WARRANTIES

      19.1 Authorization. All action on the part of each of CombiChem, Athena and their respective officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of CombiChem, Athena and Athena, respectively, hereunder has been taken. ***
                                      ***
                                      ***.

      19.2 Compliance with Other Instruments. The execution, delivery and performance by CombiChem of this Agreement and the consummation of the Research Program hereunder will not result in a violation of, or be in material conflict with, or constitute a material default, under any agreement in existence as of the Effective Date between CombiChem and its Third Party Collaborators. Subject to Section 5.2 and except for the rights expressly reserved by CombiChem therein, from the Effective Date until the expiration or termination of this Agreement, CombiChem agrees that it shall not enter into any agreement with any Third Party collaborator which would be in material conflict with, or cause a default under, this Agreement.

      19.3 Rights to Intellectual Property. Each Party warrants that it has the power to grant all of the rights granted and make such required assignments, and to assume all of the obligations required, under this Agreement. Under no circumstances does CombiChem warrant to Athena that its rights in any Active Compound, Development Compound or Products are exclusive to the extent such Active Compound, Development Compound or Products may be covered under the patent claims of Third Parties wherein such claims are not the direct result of a collaboration between the Third Party and CombiChem.


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                                       21

      IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the Effective Date.

COMBICHEM, INC.                         ATHENA NEUROSCIENCES, INC.

By:  Vicente Anido, Jr.                 By:/s/illegible
   --------------------------------        -------------------------------------

Its:  President & CEO                   Its:Vice President & General Counsel
    -------------------------------         ------------------------------------



                      [SIGNATURE PAGE TO THE COLLABORATIVE
                         RESEARCH AND LICENSE AGREEMENT]

                                  Appendix A

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